Equity	6 Months Ended
Jun. 30, 2020
Stockholders' Equity Note [Abstract]
EQUITY
NOTE 13:	EQUITY

a.	Stock option plans:

In 2011, the Company’s board of directors approved its 2011 Share Incentive Plan (the “2011 Plan”) pursuant to which the Company’s employees, directors, officers, consultants, advisors, suppliers, business partners, customers and any other person or entity whose services are considered valuable are eligible to receive awards of share options, restricted shares, restricted share units and other share-based awards. Options granted under the 2011 Plan may be exercised for a period of up to six years from the date of grant and become exercisable in four equal, annual instalments, beginning with the first anniversary of the date of the grant, or pursuant to such other schedule as may provide in the option agreement.

The total number of Common Shares available under the 2011 Plan was set at 8,000,000. Upon the approval of the 2011 Plan, the board of directors determined that no further awards would be issued under the Company’s previously existing share incentive plans.

As of June 30, 2020, 2,682,217 (unaudited) common shares of the Company were available for future grant under the 2011 Plan. Any options granted under the 2011 Plan which are forfeited, cancelled, terminated or expired, will become available for future grant under the 2011 Plan.

A summary of the stock option activities in the six months ended June 30, 2020 (unaudited) is as follows:

	Six months ended June 30, 2020 (unaudited)
	Amount of options	Weighted average exercise	Weighted average remaining contractual life (in years)	Aggregate intrinsic value

Outstanding at January 1, 2020	1,869,412	10.25	3.21	$23,838
Granted	235,000	25.12
Exercised	(249,256)	9.75
Expired and forfeited	(110,492)	11.30

Outstanding at June 30, 2020	1,744,664	12.12	3.03	$27,667

Vested and expected to vest	1,744,664	12.12	3.03	$27,667

Exercisable at June 30, 2020	1,040,450	9.62	2.17	$19,101

The weighted average grant date fair values of the options granted during the six months ended June 30, 2020 (unaudited) was $8.50.

The total intrinsic value of options exercised during the six months ended June 30, 2020 (unaudited) was $3,481.

The total equity-based compensation expense related to all of the Company’s equity-based awards, recognized for the six months ended June 30, 2020 and 2019 was $1,386 (unaudited) and $741 (unaudited), respectively, and were included in Selling, marketing, general and administrative expenses in the Company’s condensed consolidated statements of income.

A summary of the RSU activities in the six months ended June 30, 2020 (unaudited) is as follows:

	Amount of options	Weighted Average Grant- Date Fair Value

Unvested at January 1, 2020	-	-
Granted	238,005	24.45

Unvested at June 30, 2020	238,005	24.45

In connection with the Company’s acquisition of sum.cumo, on February 6, 2020 (see Note 3), the Company issued an aggregate of 173,005 RSUs to certain employees of sum.cumo in connection with the acquisition. The value of these grants was not included in the purchase price of sum.cumo, since their vesting is subject to both continued employment and other performance criteria.

The Company recorded compensation costs related to RSUs of $602 (unaudited) for the six months ended June 30, 2020, which were included in Selling, marketing, general and administrative expenses in the Company’s condensed consolidated statements of income.

b.	As of June 30, 2020, there was $8,617 (unaudited) of total unrecognized compensation cost related to non-vested options and RSUs, which is expected to be recognized over a period of 2.7 years.

c.	Dividend

On May 14, 2020, the Company’s extraordinary general meeting of shareholders approved the distribution of a cash dividend of $0.14 per common share for a total amount of $7,049 (unaudited). Of that amount, $6,632 (unaudited) was paid on June 10, 2020. The remainder, which represents withheld taxes on the dividend of $417 (unaudited), was paid during July 2020.